UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2017

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.
Item 8.01	Other Events.

On October 19, 2017, the Board of Directors (the “Board”) of Peabody Energy Corporation (the “Company”) established May 10, 2018 as the date for its 2018 annual meeting of stockholders (the “2018 Annual Meeting”). The Board also established the close of business on March 19, 2018 as the record date for determining stockholders entitled to receive notice of, and to vote at, the 2018 Annual Meeting. The exact time and place of the 2018 Annual Meeting will be specified in the Company’s notice of annual meeting and related proxy statement for the 2018 Annual Meeting.

Because the Company did not hold an annual meeting of stockholders in 2017, the Company is providing the deadline for receipt of any qualifying stockholder proposals to be included in the Company’s proxy statement for the 2018 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in this Form 8-K. If Company stockholders were eligible to submit proposals for inclusion in the Company’s proxy materials for the 2018 Annual Meeting, such stockholder proposals would have to be received by the Company at its principal executive offices located at 701 Market Street, St. Louis, Missouri 63101, directed to the attention of the Company’s Corporate Secretary, not later than the close of business on November 24, 2017 (being 120 days before the anniversary of the release of the Company’s proxy materials for the Company’s most recently-held annual meeting in 2015), which the Company considers to be a reasonable time before it expects to begin to file, print and send its proxy materials for the 2018 Annual Meeting. However, Company stockholders are not eligible to submit proposals pursuant to Rule 14a-8 under the Exchange Act in connection with the 2018 Annual Meeting because stockholders are not eligible to submit proposals if they do not meet the requirement set forth in Rule 14a-8(b)(1) under the Exchange Act, which requires stockholders to continuously hold the Company’s voting securities for at least one year before the date that the proposal is submitted. No stockholder acquired shares of the Company’s voting securities earlier than April 3, 2017, the date on which all of the Company’s prior shares of common stock were cancelled and new shares of the Company’s capital stock were issued in connection with the Company’s emergence from its Chapter 11 cases. Therefore, no stockholder will have held the Company’s voting securities for at least one year as of the November 24, 2017 deadline.

If stockholders wish to present stockholder nominations, including nominations to be included in the Company’s proxy materials, and other business other than pursuant to Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting, such stockholders must comply with the Company’s Amended and Restated By-laws (the “By-laws”). Pursuant to the advance notice provisions set forth in Sections 1.2(C) and 1.10 of the By-laws, the Company must receive any such nominations or business proposals, including any notices on Schedule 14N, at its principal executive offices located at 701 Market Street, St. Louis, Missouri 63101, directed to the attention of the Company’s Corporate Secretary, not earlier than January 10, 2018 and not later than February 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

October 20, 2017	By:	/s/ A. Verona Dorch
		Name:	A. Verona Dorch
		Title:	Chief Legal Officer